Semiannual Report



                  NEW ERA FUND

                  JUNE 30, 2001

[LOGO OF T. ROWE PRICE]

     REPORT HIGHLIGHTS
     ---------------------------------------------------------------------------
     New Era Fund

 .    Stocks fell as the economy weakened, despite aggressive Federal Reserve interest rate cuts.

 .    The fund posted modestly negative returns for the six months and strong returns for the year, outpacing the S&P 500 and its Lipper peer group for both periods.

 .    Our emphasis on such traditionally defensive sectors as real estate and precious metals aided performance during this difficult market.

 .    Economic recovery is likely to be slow, and we are focusing on industries with early recovery potential and companies that can outperform in a weaker environment.




UPDATES AVAILABLE

For updates on T. Rowe Price funds following the end of each calendar quarter, please see our Web site at www.troweprice.com.

FELLOW SHAREHOLDERS

Stocks were lower over the past six months, despite six interest rate cuts by the Federal Reserve. The market's decline mirrored the softness in the economy, as investors worried that the Fed's efforts to stimulate growth were not having the desired effect. While stocks appear to be at healthier valuations with the bursting of the Internet bubble, earnings disappointments have become more pervasive, and further sluggishness in the market cannot be ruled out. Old Economy stocks generally held up better than technology, contributing to the better relative performance of your fund.

The fund posted a modestly negative return of -2.26% for the six months ended June 30 and a solid 11.50% return for the 12 months, outdistancing the S&P 500 in both periods. Over the last year virtually all of the resource sectors in which the fund invests, with the exception of oil service, outperformed the market. For the six-month period, only metal and mining, oil service, and oil and gas exploration equities underperformed. Our somewhat lower weighting in oil service and oil and gas exploration stocks, along with a higher emphasis on real estate, precious metals, and aluminum, helped us to surpass our competitors as represented by the Lipper Natural Resources Funds Average.

----------------------
PERFORMANCE COMPARISON
--------------------------------------------------------------------------------

Periods Ended 6/30/01                           6 Months         12 Months
--------------------------------------------------------------------------------
New Era Fund                                      -2.26%           11.50%
S&P 500 Stock Index                               -6.70           -14.83
Lipper Natural Resources Funds Average            -4.52             7.47

ECONOMIC REVIEW

The Fed's rate reductions have so far failed to revive the economy, largely because the downturn has been related to a decline in capital spending. This is especially true in the telecommunications industry, which by itself accounted for one-third of the total business capital spending increase last year. Corporate information-technology spending also declined and has led to lower profits in related sectors. This was partially offset by expenditures to develop new energy resources, funded by higher energy prices. Consumers remained surprisingly resilient, however, despite a rise in unemployment and the "negative wealth effect"--the reduction in wealth due to the stock market decline.

Productivity actually fell in the first quarter for the first time in six years after growing at a nearly 3% annual rate for the last five years. Companies were slow to shed capacity and labor, which caused lower productivity as revenues declined. This squeezed profit margins, making companies even more cautious. However, preliminary numbers suggest that productivity rose in the second quarter of this year as companies cut back production while initiating layoffs. This suggests that the dip registered in the prior quarter was cyclical in nature rather than an ongoing trend.

Inflation reappeared with a rise in oil, natural gas, and electricity prices. However, we have already begun to see a moderation in this trend and a reversal in the direction of fuel prices. Still, health care costs rose, and labor demands were more strident as workers felt the bite of higher costs in their own budgets. Labor costs rose 4.8% in the fourth quarter of last year and the first quarter of 2001, three times the rate of the preceding decade.

Overseas conditions deteriorated as well. European economic growth faltered, as the European Central Bank was slow to reduce rates. A Far East recovery stalled due to higher energy costs and the failure to implement the restructuring reforms necessary to attract capital to fuel growth. Technology weakness in the U.S. also meant lower demand for related goods produced in that region. The new Japanese government proposed tough medicine, which may induce further economic shrinkage before recovery ensues. Two of the largest South American economies, Brazil and Argentina, are suffering from trade deficits and pressure on their currencies. In Brazil this is aggravated by electricity shortages as demand growth has outpaced capacity in that country much as in our western and northeastern states.

Within the energy sector we witnessed classic cyclical behavior, where price affected supply and demand. For natural gas, high domestic prices stimulated conservation, substitution, and drilling to develop new production, resulting in this year's significant price decline. High gasoline prices earlier this year pushed refiners to maximize output and drivers to rein in consumption, causing prices to fall through the summer. High oil prices encouraged conservation, particularly in developing economies, along with substitution where possible. The major oil companies also geared up exploration and development to bring on new capacity. Finally, after languishing for over a decade, increased demand drove coal sharply higher as utilities sought alternatives to oil and natural gas.


PORTFOLIO MANAGEMENT

Traditionally defensive sectors performed well during the difficult market environment. Even precious metals stocks rallied, despite continued weakness in the price of gold. Within energy, domestic and international integrated oil companies did well, while the riskier oil service and exploration and production stocks fared poorly. The price of oil declined 21% from its peak in mid-January until the end of the period, while natural gas prices fell 66% since the beginning of the year. The recent move by the fund into coal stocks proved particularly rewarding as the coal industry finally began to recover. Coal producers Arch Coal and Massey Energy were the top contributors over the six-month period. Given their appreciation, however, we reduced our positions in both stocks.

Schlumberger, a leading petroleum services and technology provider, and Anadarko Petroleum, one of the world's largest independent gas exploration and production companies, were major detractors from fund performance. Schlumberger corrected along with other oil service stocks, but an acquisition in its IT services business was also poorly received by the market. Anadarko declined as falling oil and natural gas prices weighed on its earnings.

------------------------
INDUSTRY DIVERSIFICATION
--------------------------------------------------------------------------------

                                    [GRAPH]

Building and Real Estate                               6%
Reserves and Other                                     9%
Non-resources                                          4%
Energy                                                57%
Metals and Mining                                      9%
Precious Metals                                        4%
Forest Products                                        6%
Diversified Resources                                  5%


Based on net assets as of 6/30/01.


Merger and acquisition activity declined from last year's torrid pace as capital became more expensive, accounting treatment less favorable, and commodity price volatility widened the gap between the expectations of buyers and sellers. There were a few acquisitions of exploration and production companies, including that of

Barrett Resources, a position we sold before the deal was fully consummated. Recently, two fund holdings announced plans to merge: Barrick Gold will pay a premium to acquire Homestake Mining, further consolidating the precious metals industry. On the opposite side of the ledger, USX U.S. Steel Group and USX Marathon Group announced plans to dissolve their "letter stock" structure, which had by its convoluted nature suppressed the valuation of the two entities. FMC decided to spin off its oil-service-related company to shareholders to unlock the value buried in FMC's conglomerate structure.

WE CONTINUED TO POSITION OUR OIL-SERVICE HOLDINGS TO TAKE ADVANTAGE OF THE WORLDWIDE TREND TOWARD DEEPWATER EXPLORATION AND DEVELOPMENT.

We continued to position our oil-service holdings to take advantage of the worldwide trend toward deep-water exploration and development. We purchased Stolt Offshore, a major subsea oil and gas contracting company, and raised our position in drilling contractor Diamond Offshore. The fund bought Peabody Energy, one of the largest producers of low-sulfur coal in the United States. We also revisited a company owned several times in the past, Monsanto, a major producer of herbicides and genetically modified corn and soybean seed. In the mining sector we purchased Companhia Vale do Rio Doce, a diversified Brazilian mining and metals company, which is a leading miner of iron ore, produces aluminum, and holds significant undeveloped copper reserves. In real estate we added AMB Property, which owns a nationwide portfolio of high-quality industrial properties. Finally, in the exploration and production industry, we purchased Encore Acquisition, an independent with interests in five domestic fields and run by an industry veteran with whom we have successfully invested in the past.

OUTLOOK

Continued strength in consumer spending is critical to the outlook over the balance of the year, as any stimulus from capital spending awaits improvement in the economy. Consumers' wealth has been battered by the stock market decline and unemployment is on the rise, developments that would normally lead to a slowdown in consumer spending. Offsetting these adverse trends to some degree are the prospects of tax rebates and lower tax rates and the moderation of the energy shock on the consumer's budget. Overall, consumer caution is apt to prevail and this pillar supporting the economy is likely to weaken as the year progresses. Production has been scaled back significantly, which will allow for excess inventories to be worked off quickly, creating a short-duration trough in sectors where overcapacity is the major problem. Other sectors, such as telecommunications, will have to await the absorption of excess capacity before recovery can begin.

The other critical factor is the outlook for emerging markets, particularly in the Far East and South America. These markets are not only important to the health of the global economy but also vital to the natural resource industries, since these economies are more resource-intensive and contribute disproportionately to growth in demand. There is some evidence that these economies are stabilizing, but they are likely to recover rather tepidly.

Over the next couple of years demand will likely be the most relevant factor in resource pricing. The current worldwide slack is reflected in the lower prices of most commodities, with the exception of energy. Energy prices show the discipline of OPEC and the lack of reinvestment over the last few years in both the oil and domestic natural gas markets. Prices have corrected sharply from their peaks but are above trend and should remain there unless demand takes another leg downward. Other resource commodities are weak due to increasing inventories and soft demand. However, production capacity has been reduced, and any recovery in demand is likely to result in higher prices.

We expect slow and fragile global economic growth until capital spending recovers and the stimulus of lower interest rates kicks in. This appears unlikely until later in 2002. In the meantime we will seek out and emphasize industries with early recovery potential and companies with internal dynamics that can outperform in a weaker environment.


Respectfully submitted,

/s/ Charles M. Ober

Charles M. Ober
President of the fund and chairman of its Investment Advisory Committee

July 20, 2001

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund's investment program.

T. ROWE PRICE NEW ERA FUND
--------------------------------------------------------------------------------


--------------------
PORTFOLIO HIGHLIGHTS
--------------------------------------------------------------------------------

TWENTY-FIVE LARGEST HOLDINGS

                                                                      Percent of
                                                                      Net Assets
                                                                         6/30/01
--------------------------------------------------------------------------------
Exxon Mobil                                                                 4.5%
Wal-Mart                                                                    3.5
Royal Dutch Petroleum                                                       3.2
USX-Marathon Group                                                          3.0
BP                                                                          2.6
--------------------------------------------------------------------------------
Schlumberger                                                                2.3
TotalFinaElf                                                                2.1
Anadarko Petroleum                                                          2.1
Baker Hughes                                                                2.0
Ocean Energy                                                                1.9
--------------------------------------------------------------------------------
Murphy Oil                                                                  1.8
Diamond Offshore Drilling                                                   1.7
Newmont Mining                                                              1.7
Chevron                                                                     1.7
Packaging Corp of America                                                   1.6
--------------------------------------------------------------------------------
Cooper Cameron                                                              1.6
Alcoa                                                                       1.5
Halliburton                                                                 1.5
Burlington Resources                                                        1.4
Phelps Dodge                                                                1.3
--------------------------------------------------------------------------------
Devon Energy                                                                1.3
Inco                                                                        1.3
Rouse                                                                       1.3
Rio Tinto                                                                   1.3
Unocal                                                                      1.2
--------------------------------------------------------------------------------
Total                                                                      49.4%

Note: Table excludes reserves.

T. ROWE PRICE NEW ERA FUND
--------------------------------------------------------------------------------

--------------------
PORTFOLIO HIGHLIGHTS
--------------------------------------------------------------------------------


MAJOR PORTFOLIO CHANGES
Listed in descending order of size

6 Months Ended 6/30/01

Ten Largest Purchases               Ten Largest Sales
--------------------------------------------------------------------------------
Diamond Offshore Drilling           Arch Coal
Monsanto *                          Coflexip
Companhia Vale De Doce *            El Paso Corporation
AMB Property *                      Massey
Encore Acquisition *                Key Energy Services
Peabody Energy *                    Barrett Resources **
Burlington Resources                Repsol **
Stolt Offshore *                    Georgia-Pacific (Timber Group) **
W-H Energy Services                 Penn Virginia
Baker Hughes                        Occidental Petroleum

  * Position added
 ** Position eliminated

T. ROWE PRICE NEW ERA FUND
--------------------------------------------------------------------------------

----------------------
PERFORMANCE COMPARISON
--------------------------------------------------------------------------------


This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

NEW ERA FUND
--------------------------------------------------------------------------------

                                    [GRAPH]

                             Lipper Natural Resources
           S&P 500 Index          Funds Average           New Era Fund

6/30/91        10,000                 10,000                 10,000
Jun-92         11,341                 10,020                 10,355
Jun-93         12,887                 12,419                 11,543
Jun-94         13,068                 12,352                 12,394
Jun-95         16,475                 13,487                 14,528
Jun-96         20,759                 17,006                 17,260
Jun-97         27,962                 20,535                 21,401
Jun-98         36,396                 19,600                 22,193
Jun-99         44,679                 20,132                 23,436
Jun-00         47,916                 24,438                 24,880
1-Jun          40,810                 25,951                 27,742

------------------------------------
AVERAGE ANNUAL COMPOUND TOTAL RETURN
--------------------------------------------------------------------------------


This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

Periods Ended 6/30/01            1 Year       3 Years     5 Years      10 Years
--------------------------------------------------------------------------------
New Era Fund                     11.50%         7.72%       9.96%        10.74%

Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares.

T. ROWE PRICE NEW ERA FUND
--------------------------------------------------------------------------------
Unaudited

--------------------
FINANCIAL HIGHLIGHTS              For a share outstanding throughout each period
--------------------------------------------------------------------------------

                               6 Months        Year
                                 Ended        Ended
                                6/30/01      12/31/00     12/31/99      12/31/98       12/31/97     12/31/96
NET ASSET VALUE
Beginning of period             $ 24.30       $ 21.80      $ 19.78       $ 25.95       $ 26.06      $ 22.65
Investment activities
  Net investment
  income (loss)                    0.14          0.31         0.30          0.37          0.40         0.38
  Net realized and
  unrealized gain (loss)          (0.69)         3.99         3.84         (2.97)         2.40         5.12
  Total from
  investment activities           (0.55)         4.30         4.14         (2.60)         2.80         5.50
Distributions
  Net investment income               -         (0.29)       (0.30)        (0.40)        (0.37)       (0.38)
  Net realized gain                   -         (1.51)       (1.82)        (3.17)        (2.54)       (1.71)
  Total distributions                 -         (1.80)       (2.12)        (3.57)        (2.91)       (2.09)

NET ASSET VALUE
End of period                   $ 23.75       $ 24.30      $ 21.80       $ 19.78       $ 25.95      $ 26.06
                               -----------------------------------------------------------------------------

Ratios/Supplemental Data
Total return?                     (2.26)%       20.37%       21.22%        (9.88)%       10.96%       24.25%
Ratio of total expenses to
average net assets                 0.72%+        0.72%        0.74%         0.75%         0.74%        0.76%
Ratio of net investment
income (loss) to average
net assets                         1.12%+        1.29%        1.29%         1.27%         1.33%        1.53%
Portfolio turnover rate            19.5%+        28.5%        32.5%         23.1%         27.5%        28.6%
Net assets, end of period
(in millions)                   $ 1,135       $ 1,195      $ 1,082       $   999       $ 1,493      $ 1,468

 ?Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.
 +Annualized

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE NEW ERA FUND
--------------------------------------------------------------------------------
Unaudited                                                          June 30, 2001


-----------------------
STATEMENT OF NET ASSETS                                      Shares        Value
--------------------------------------------------------------------------------
                                                                    In thousands

COMMON STOCKS 95.8%

NATURAL RESOURCE-RELATED 90.7%
Building and Real Estate 5.9%
AMB Property, REIT                                          250,000  $     6,440
Archstone Communities Trust, REIT                           259,000        6,677
Boston Properties, REIT                                     120,000        4,908
Camden Property Trust, REIT                                 178,100        6,536
Catellus Development *                                      395,000        6,893
Cousins Properties, REIT                                    176,000        4,726
Equity Office Properties, REIT                               88,441        2,797
Reckson Associates Realty, REIT                             350,000        8,050
Rouse, REIT                                                 500,000       14,325
Simon Property Group, REIT                                  186,400        5,586
                                                                     -----------
                                                                          66,938
                                                                     -----------
Forest Products 5.7%
Bowater                                                     166,000        7,427
International Paper                                         200,000        7,140
Kimberly-Clark                                              130,000        7,267
Mead                                                        125,000        3,392
Packaging Corp. of America *                              1,166,400       18,114
Potlatch                                                    215,000        7,398
Smurfit-Stone Container *                                   457,100        7,405
Weyerhaeuser                                                116,000        6,377
                                                                     -----------
                                                                          64,520
                                                                     -----------
Integrated Petroleum - Domestic 9.4%
Amerada Hess                                                170,000       13,736
Conoco (Class B)                                            300,000        8,670
Kerr-McGee                                                  170,000       11,266
Murphy Oil                                                  270,000       19,872
Occidental Petroleum                                        200,000        5,318
Unocal                                                      402,300       13,739
USX-Marathon                                              1,150,000       33,936
                                                                     -----------
                                                                         106,537
                                                                     -----------
Integrated Petroleum - International  16.1%
BP                                                          584,800       29,152
Chevron                                                     210,000       19,005
Exxon Mobil                                                 580,000       50,663

T. ROWE PRICE NEW ERA FUND
--------------------------------------------------------------------------------


                                                        Shares             Value
--------------------------------------------------------------------------------
                                                                    In thousands

Norsk Hydro                                            120,000       $     5,124
Petroleo Brasileiro (Petrobras) ADR                    270,000             7,020
Royal Dutch Petroleum ADR                              618,400            36,034
Statoil ASA *                                          206,000             1,518
Texaco                                                 150,000             9,990
TotalFinaElf ADR                                       346,148            24,300
                                                                     -----------
                                                                         182,806
                                                                     -----------
Petroleum Exploration and Production 11.2%
Anadarko Petroleum                                     445,000            24,043
BG Group (GBP)                                       2,300,000             9,078
Burlington Resources                                   405,000            16,180
Canadian Natural Resources (CAD)                        90,000             2,669
Devon Energy                                           286,550            15,044
EEX *                                                  300,000               810
Encore Acquisition *                                   384,100             4,417
EOG Resources                                          250,000             8,887
Forest Oil *                                            65,000             1,820
Mitchell Energy & Development (Class A)                230,000            10,637
Nexen                                                  130,000             3,271
Noble Affiliates                                       130,000             4,596
Ocean Energy                                         1,247,800            21,774
Westport Resources *                                   175,000             3,675
                                                                     -----------
                                                                         126,901
                                                                     -----------
Miscellaneous Energy 1.3%
Kinder Morgan Management                                83,500             5,720
Niagara Mohawk *                                       490,000             8,668
                                                                     -----------
                                                                          14,388
                                                                     -----------
Energy Services 17.2%
Baker Hughes                                           666,000            22,311
BJ Services *                                          366,400            10,398
Coflexip ADR                                           100,000             6,465
Cooper Cameron *                                       321,800            17,956
Diamond Offshore Drilling                              600,000            19,830
FMC Technologies *                                     115,000             2,375
Geophysique (EUR) *                                     50,000             2,727
Global Industries *                                    250,000             3,118
Halliburton                                            470,000            16,732
Helmerich & Payne                                       40,000             1,233
Hydril *                                               510,100            11,615

T. ROWE PRICE NEW ERA FUND
--------------------------------------------------------------------------------


                                                         Shares           Value
--------------------------------------------------------------------------------
                                                                   In thousands

Key Energy Services *                                   500,000      $    5,420
Santa Fe International                                  160,000           4,640
Schlumberger                                            500,000          26,325
Smith *                                                 120,000           7,188
Stolt Offshore *                                        300,000           3,675
Tidewater                                               265,000           9,991
Transocean Sedco Forex                                  250,000          10,312
W-H Energy Services *                                   683,500          12,986
                                                                     -----------
                                                                        195,297
                                                                     -----------
Precious Metals 4.0%
Barrick Gold                                            270,640           4,100
Homestake Mining                                      1,002,630           7,770
Lihir Gold *                                          4,628,000           2,148
Meridian Gold *                                         300,000           2,385
Newmont Mining                                        1,061,509          19,755
Placer Dome                                             956,950           9,378
                                                                     -----------
                                                                         45,536
                                                                     -----------
Non-ferrous Metals 2.5%
Bougainville Copper (AUD) *                           2,030,829             145
Inco *                                                  740,000          12,772
Phelps Dodge                                            365,000          15,148
                                                                     -----------
                                                                         28,065
                                                                     -----------
Diversified Metals 5.8%
Alcoa                                                   431,600          17,005
Allegheny Technologies                                  492,000           8,900
Companhia Vale do Rio Doce ADR                          310,000           7,192
Corus Group (GBP) *                                  13,100,000          11,208
Rio Tinto (GBP)                                         800,000          14,218
USX-U.S. Steel Group                                    400,000           8,060
                                                                     -----------
                                                                         66,583
                                                                     -----------
Chemicals 5.1%
Dow Chemical                                            370,000          12,303
DuPont                                                  245,076          11,822
FMC *                                                   135,000           9,256
Hercules                                                790,000           8,927
Monsanto                                                250,000           9,250
Pall                                                    300,000           7,059
                                                                     -----------
                                                                         58,617
                                                                     -----------

T. ROWE PRICE NEW ERA FUND
--------------------------------------------------------------------------------


                                                         Shares           Value
--------------------------------------------------------------------------------
                                                                   In thousands
Diversified Resources 5.4%
Arch Coal                                               480,000      $   12,418
Burlington Northern Santa Fe                            200,000           6,034
Cleveland-Cliffs                                        280,000           5,180
Delta Pine & Land                                        51,100           1,004
IMC Global                                              700,000           7,140
Massey Energy                                           311,000           6,145
Norfolk Southern                                        200,000           4,140
Peabody Energy *                                        150,000           4,913
Penn Virginia                                           200,000           6,580
Waste Management                                        250,000           7,705
                                                                     -----------
                                                                         61,259
                                                                     -----------
Miscellaneous 0.4%
Ryder System                                            220,000           4,312
                                                                     -----------
                                                                          4,312
                                                                     -----------
Gas Transmission & Distribution 0.7%
El Paso                                                  50,000           2,627
Kinder Morgan *                                         100,000           5,025
                                                                     -----------
                                                                          7,652
                                                                     -----------
Total Natural Resource-Related                                        1,029,411
                                                                     -----------

CONSUMER AND SERVICE 3.5%
Merchandising 3.5%
Wal-Mart                                                820,000          40,016
                                                                     -----------
Total Consumer and Service                                               40,016
                                                                     -----------
Total Miscellaneous Common Stocks 1.6%                                   17,575
                                                                     -----------
Total Common Stocks (Cost $753,476)                                   1,087,002
                                                                     -----------

CONVERTIBLE PREFERRED STOCKS 0.0%

Western Water (Series C) *                                2,259             105
                                                                     -----------
Total Convertible Preferred Stocks (Cost $2,000)                            105
                                                                     -----------

CONVERTIBLE BONDS 0.2%

Inco, 5.75%, 7/1/04                                   2,000,000           1,965
                                                                     -----------
Total Convertible Bonds (Cost $ 1,871)                                    1,965
                                                                     -----------

T. ROWE PRICE NEW ERA FUND
--------------------------------------------------------------------------------


                                                                        Shares           Value
----------------------------------------------------------------------------------------------
                                                                                  In thousands
      CORPORATE BONDS 0.2%

      Potlatch, Sr. Sub. Notes, (144a), 10.00%, 7/15/11              2,700,000     $     2,714
                                                                                   -----------
      Total Corporate Bonds (Cost $2,700)                                                2,714
                                                                                   -----------


      SHORT-TERM INVESTMENTS 4.1%
      Money Market Funds 4.1%
      T. Rowe Price Reserve Investment Fund, 4.34%,#                47,006,945          47,007
                                                                                   -----------
      Total Short-Term Investments (Cost $47,007)                                       47,007
                                                                                   -----------

Total Investments in Securities
100.3% of Net Assets (Cost $807,054)                                               $ 1,138,793

Other Assets Less Liabilities                                                           (3,774)
                                                                                   -----------

NET ASSETS                                                                         $ 1,135,019
                                                                                   -----------
Net Assets Consist of:
Accumulated net investment income - net of distributions                           $     6,623
Accumulated net realized gain/loss - net of distributions                               53,946
Net unrealized gain (loss)                                                             331,739
Paid-in-capital applicable to 47,800,305 shares of $1.00 par
value capital stock outstanding; 200,000,000 shares authorized                         742,711
                                                                                   -----------

NET ASSETS                                                                         $ 1,135,019
                                                                                   -----------

NET ASSET VALUE PER SHARE                                                          $     23.75
                                                                                   -----------

     #  Seven-day yield
     *  Non-income producing
   ADR  American Depository Receipt
  144a Security was purchased pursuant to Rule 144a under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers -- total of such securities at period-end amounts to 0.2% of net assets.
  REIT  Real Estate Investment Trust
   AUD  Australian dollar
   CAD  Canadian dollar
   EUR  Euro
   GBP  British sterling

The accompanying notes are an integral part of these financial statements.


14
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T. ROWE PRICE NEW ERA FUND
--------------------------------------------------------------------------------
Unaudited


-----------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
In thousands

                                                                        6 Months
                                                                           Ended
                                                                         6/30/01

Investment Income (Loss)
Income
   Dividend                                                           $   9,422
   Interest                                                               1,455
                                                                      ----------
   Total income                                                          10,877
                                                                      ----------
Expenses
   Investment management                                                  3,353
   Shareholder servicing                                                    783
   Custody and accounting                                                    67
   Prospectus and shareholder reports                                        33
   Registration                                                              20
   Legal and audit                                                            9
   Directors                                                                  6
                                                                      ----------
   Total expenses                                                         4,271
   Expenses paid indirectly                                                 (17)
                                                                      ----------
   Net expenses                                                           4,254
                                                                      ----------
Net investment income (loss)                                              6,623
                                                                      ----------

Realized and Unrealized Gain (Loss)
Net realized gain (loss)
   Securities                                                            37,476
   Foreign currency transactions                                              6
                                                                      ----------
   Net realized gain (loss)                                              37,482
                                                                      ----------
Change in net unrealized gain or loss on securities                     (71,991)
                                                                      ----------
Net realized and unrealized gain (loss)                                 (34,509)
                                                                      ----------
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                                $ (27,886)
                                                                      ----------

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE NEW ERA FUND
--------------------------------------------------------------------------------
Unaudited


----------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
In thousands


                                                           6 Months              Year
                                                              Ended             Ended
                                                            6/30/01          12/31/00
Increase (Decrease) in Net Assets
Operations
  Net investment income (loss)                        $       6,623     $      14,190
  Net realized gain (loss)                                   37,482            76,077
  Change in net unrealized gain or loss                     (71,991)          115,084
                                                      -------------------------------
  Increase (decrease) in net assets from operations         (27,886)          205,351
                                                      -------------------------------

Distributions to shareholders
  Net investment income                                           -           (13,410)
  Net realized gain                                               -           (69,815)
                                                      -------------------------------
  Decrease in net assets from distributions                       -           (83,225)
                                                      -------------------------------

Capital share transactions*
  Shares sold                                                97,373           214,104
  Distributions reinvested                                        -            73,955
  Shares redeemed                                          (129,068)         (297,840)
                                                      -------------------------------
  Increase (decrease) in net assets from capital
  share transactions                                        (31,695)           (9,781)

Net Assets
Increase (decrease) during period                           (59,581)          112,345
Beginning of period                                       1,194,600         1,082,255
                                                      -------------------------------

End of period                                         $   1,135,019     $   1,194,600
                                                      -------------------------------

*Share information
  Shares sold                                                 3,939             9,255
  Distributions reinvested                                        -             3,280
  Shares redeemed                                            (5,300)          (13,030)
                                                      -------------------------------
  Increase (decrease) in shares outstanding                  (1,361)             (495)

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE NEW ERA FUND
--------------------------------------------------------------------------------
Unaudited                                                          June 30, 2001


-----------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price New Era Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company and commenced operations on January 20, 1969. The fund seeks to provide long-term capital growth primarily through the common stocks of companies that own or develop natural resources and other basic commodities, and also through the stocks of selected nonresource growth companies.

The accompanying financial statements were prepared in accordance with generally accepted accounting principles, which require the use of estimates made by fund management.

Valuation Equity securities listed or regularly traded on a securities exchange are valued at the last quoted sales price at the time the valuations are made. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day and securities regularly traded in the over-the-counter market are valued at the mean of the latest bid and asked prices. Other equity securities are valued at a price within the limits of the latest bid and asked prices deemed by the Board of Directors, or by persons delegated by the Board, best to reflect fair value.

Debt securities are generally traded in the over-the-counter market and are valued at a price deemed best to reflect fair value as quoted by dealers who make markets in these securities or by an independent pricing service.

Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

Currency Translation Assets and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and offer prices of such currencies against U.S. dollars quoted by a major bank. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the

T. ROWE PRICE NEW ERA FUND
--------------------------------------------------------------------------------

dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

Premiums and Discounts Premiums and discounts on debt securities are amortized for financial reporting purposes.

Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from net investment income and realized gains determined in accordance with generally accepted accounting principles. Expenses paid indirectly reflect credits earned on daily uninvested cash balances at the custodian and are used to reduce the fund's custody charges.

NOTE 2 - INVESTMENT TRANSACTIONS

Purchases and sales of portfolio securities, other than short-term securities, aggregated $110,426,000 and $144,656,000, respectively, for the six months ended June 30, 2001.


NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income.

At June 30, 2001, the cost of investments for federal income tax purposes was substantially the same as for financial reporting and totaled $807,054,000. Net unrealized gain aggregated $331,739,000 at period end, of which $380,255,000 related to appreciated investments and $48,516,000 to depreciated investments.


NOTE 4 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group. The investment management agreement between the fund and the manager provides for an

T. ROWE PRICE NEW ERA FUND
--------------------------------------------------------------------------------


annual investment management fee, of which $567,000 was payable at June 30, 2001. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.25% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by Price Associates (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.295% for assets in excess of $120 billion. At June 30, 2001, and for the six months then ended, the effective annual group fee rate was 0.32%.

In addition, the fund has entered into agreements with Price Associates and two wholly owned subsidiaries of Price Associates, pursuant to which the fund receives certain other services. Price Associates computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $592,000 for the six months ended June 30, 2001, of which $112,000 was payable at period end.

Additionally, the fund is one of several mutual funds sponsored by Price Associates (underlying funds) in which the T. Rowe Price Spectrum Funds (Spectrum) may invest. Spectrum does not invest in the underlying funds for the purpose of exercising management or control. Expenses associated with the operation of Spectrum are borne by each underlying fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by Spectrum, pursuant to special servicing agreements between and among Spectrum, the underlying funds, Price Associates, and, in the case of T. Rowe Price Spectrum International, T. Rowe Price International. Spectrum Growth Fund held approximately 5.3% of the outstanding shares of the New Era Fund at June 30, 2001. For the six months then ended, the fund was allocated $100,000 of Spectrum expenses, $13,000 of which was payable at period end.

The fund may invest in the T. Rowe Price Reserve Investment Fund and T. Rowe Price Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by Price Associates. The Reserve Funds are offered as cash management options only to mutual funds and other accounts sponsored by Price Associates, and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the six months ended June 30, 2001, totaled $1,377,000 and are reflected as interest income in the accompanying Statement of Operations.

T. ROWE PRICE SHAREHOLDER SERVICES
--------------------------------------------------------------------------------


INVESTMENT SERVICES AND INFORMATION

 KNOWLEDGEABLE SERVICE REPRESENTATIVES

 By Phone 1-800-225-5132 Available Monday through Friday from 7 a.m. to midnight ET and weekends from 8:30 a.m. to 5 p.m. ET.

 In Person Available in T. Rowe Price Investor Centers.

 ACCOUNT SERVICES

 Checking Available on most fixed-income funds ($500 minimum).

 Automatic Investing From your bank account or paycheck.

 Automatic Withdrawal Scheduled, automatic redemptions.

 Distribution Options Reinvest all, some, or none of your distributions.

 Automated 24-Hour Services Including Tele*Access(R) and the T. Rowe Price Web site on the Internet. Address: www.troweprice.com

 BROKERAGE SERVICES*

 Individual Investments Stocks, bonds, options, precious metals, and other securities at a savings over full-service commission rates.**

 INVESTMENT INFORMATION

 Combined Statement Overview of all your accounts with T. Rowe Price.

 Shareholder Reports Fund managers' reviews of their strategies and results.

 T. Rowe Price Report Quarterly investment newsletter discussing markets and financial strategies.

 Performance Update Quarterly review of all T. Rowe Price fund results.

 Insights Educational reports on investment strategies and financial markets.

 Investment Guides Asset Mix Worksheet, Diversifying Overseas: A Guide to International Investing, Personal Strategy Planner, Retirement Readiness Guide, and Retirement Planning Kit.

  *T. Rowe Price Brokerage is a division of T. Rowe Price Investment Services,
   Inc., Member NASD/SIPC.
 **Based on a January 2001 survey for representative-assisted stock trades.
   Services vary by firm, and commissions may vary depending on size of order.

T. ROWE PRICE MUTUAL FUNDS
--------------------------------------------------------------------------------

STOCK FUNDS
Domestic
Blue Chip Growth
Capital Appreciation
Capital Opportunity
Developing Technologies
Diversified Small-Cap Growth
Dividend Growth
Equity Income
Equity Index 500
Extended Equity Market Index
Financial Services
Growth & Income
Growth Stock
Health Sciences
Media & Telecommunications
Mid-Cap Growth
Mid-Cap Value
New America Growth
New Era
New Horizons*
Real Estate
Science & Technology
Small-Cap Stock
Small-Cap Value
Spectrum Growth
Tax-Efficient Growth
Tax-Efficient Multi-Cap Growth
Total Equity Market Index Value

BLENDED ASSET FUNDS
Balanced
Personal Strategy Balanced
Personal Strategy Growth
Personal Strategy Income
Tax-Efficient Balanced

BOND FUNDS
Domestic Taxable
Corporate Income
GNMA
High Yield
New Income
Short-Term Bond
Spectrum Income
Summit GNMA
U.S. Bond Index
U.S. Treasury Intermediate
U.S. Treasury Long-Term
Domestic Tax-Free
California Tax-Free Bond
Florida Intermediate Tax-Free
Georgia Tax-Free Bond
Maryland Short-Term
 Tax-Free Bond
Maryland Tax-Free Bond
New Jersey Tax-Free Bond
New York Tax-Free Bond
Summit Municipal Income
Summit Municipal Intermediate
Tax-Free High Yield
Tax-Free Income
Tax-Free Intermediate Bond
Tax-Free Short-Intermediate
Virginia Tax-Free Bond

MONEY MARKET FUNDS+
Taxable
Prime Reserve
Summit Cash Reserves
U.S. Treasury Money

Tax-Free
California Tax-Free Money
Maryland Tax-Free Money
New York Tax-Free Money

INTERNATIONAL/GLOBAL
FUNDS
Stock
Emerging Europe &
 Mediterranean
Emerging Markets Stock
European Stock
Global Stock
Global Technology
International Discovery*
International Equity Index
International Growth & Income
International Stock
Japan
Latin America
New Asia
Spectrum International

Bond
Emerging Markets Bond
International Bond

T. ROWE PRICE NO-LOAD
VARIABLE ANNUITIES
Blue Chip Growth Portfolio
Equity Income Portfolio
Equity Index 500 Portfolio
Health Sciences Portfolio
International Stock Portfolio
Limited-Term Bond Portfolio
Mid-Cap Growth Portfolio
New America Growth Portfolio
Personal Strategy Balanced
 Portfolio
Prime Reserve Portfolio
Money Funds (cont.)
Summit Municipal
 Money Market
Tax-Exempt Money

*Closed to new investors.
+Investments in the funds are not insured or guaranteed by the FDIC or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds.

Please call for a prospectus, which contains complete information, including risks, fees, and expenses. Read it carefully before investing.

The T. Rowe Price No-Load Variable Annuity (Form V6021) and the T. Rowe Price No-Load Immediate Variable Annuity (Form V6027) are issued by Security Benefit Life Insurance Company. In New York, the T. Rowe Price No-Load Variable Annuity is issued by First Security Benefit Life Insurance Company of New York, White Plains, NY [FSB201 (11-96)]. These Variable Annuity contracts have limitations. The T. Rowe Price No-Load Immediate Variable Annuity may not be available in all states.

The T. Rowe Price No-Load Variable Annuity and the T. Rowe Price No-Load Immediate Variable Annuity are distributed by T. Rowe Price Investment Services, Inc., T. Rowe Price Insurance Agency, Inc., and T. Rowe Price Insurance Agency of Texas, Inc. The underlying portfolios are managed by T. Rowe Price (T. Rowe Price International for the International Stock Portfolio). The Security Benefit Group of companies and the T. Rowe Price companies are not affiliated.

For fund and account information
or to conduct transactions,
24 hours, 7 days a week
By touch-tone telephone
Tele*Access(R) 1-800-638-2587
By Account Access on the Internet
www.troweprice.com/access

For assistance with your existing fund
account, call:
Shareholder Service Center
1-800-225-5132

To open a brokerage account or
obtain information, call:
1-800-638-5660

For the hearing impaired, call:
1-800-367-0763

Internet address:
www.troweprice.com

Plan Account Lines for retirement plan participants:

The appropriate 800 number appears on your retirement account statement.

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland 21202

This report is authorized for distribution only to shareholders and to others who have received a copy of the prospectus appropriate to the fund or funds covered in this report.

Investor Centers:
For directions, call 1-800-225-5132
or visit our Web site at
www.troweprice.com/investorcenters

Baltimore Area
Downtown
105 East Lombard Street

Owings Mills
Three Financial Center
4515 Painters Mill Road

Boston Area
386 Washington Street
Wellesley

Chicago Area
1900 Spring Road, Suite 104
Oak Brook

Colorado Springs
2260 Briargate Parkway

Los Angeles Area
Warner Center
21800 Oxnard Street, Suite 270
Woodland Hills

New Jersey/New York Area
51 JFK Parkway, 1st Floor
Short Hills, New Jersey

San Francisco Area
1990 North California Boulevard, Suite 100
Walnut Creek

Tampa
4200 West Cypress Street
10th Floor

Washington, D.C., Area
Downtown
900 17th Street N.W.
Farragut Square

Tysons Corner
1600 Tysons Boulevard
Suite 150

[LOGO OF T. ROWE PRICE]

T. Rowe Price Investment Services, Inc., Distributor.           F41-051 06/30/01